Exhibit 24.1

POWER OF ATTORNEY

Each director and officer of Huntington Bancshares Incorporated (the Corporation), whose signature appears below hereby appoints Jana J. Litsey, Stephen D. Steinour, and Howell D. McCullough III, or any of them, as his or her attorney-in-fact, to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Corporation’s Annual Report on Form 10-K (the Annual Report) for the fiscal year ended December 31, 2017, and likewise to sign and file any amendments, including post-effective amendments, to the Annual Report, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Annual Report and any amendments thereto in its name and behalf, each such person and the Corporation hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney, in counterparts if necessary, effective as of February 16, 2018.

DIRECTORS/OFFICERS:
Signature / Title

/s/ Stephen D. Steinour
Stephen D. Steinour Chairman, President, Chief Executive Officer, and Director (Principal Executive Officer)

/s/ Howell D. McCullough III
Howell D. McCullough III Senior Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Nancy E. Maloney
Nancy E. Maloney Executive Vice President and Controller (Principal Accounting Officer)

/s/ Lizabeth Ardisana *
Lizabeth Ardisana
Director

/s/ Ann B. Crane *
Ann B. Crane
Director

/s/ Robert S. Cubbin *
Robert S. Cubbin
Director

/s/ Steven G. Elliott *
Steven G. Elliott
Director

/s/ Michael J. Endres *
Michael J. Endres
Director

/s/ Gina D. France *
Gina D. France
Director

/s/ J. Michael Hochschwender *
J. Michael Hochschwender
Director

/s/ John C. Inglis *
John C. Inglis
Director

/s/ Peter J. Kight *
Peter J. Kight
Director

/s/ Jonathan A. Levy *
Jonathan A. Levy
Director

/s/ Eddie R. Munson *
Eddie R. Munson
Director

/s/ Richard W. Neu *
Richard W. Neu
Director

/s/ David L. Porteous *
David L. Porteous
Director

/s/ Kathleen H. Ransier *
Kathleen H. Ransier
Director